SUMMARY PROSPECTUS

Lord Abbett
International Core Equity Fund

MARCH 1, 2016,
AS REVISED JUNE 24, 2016

CLASS/TICKER
CLASS A	LICAX	CLASS I	LICYX	CLASS R4	LICSX
CLASS B	LICBX	CLASS P	LICPX	CLASS R5	LICTX
CLASS C	LICCX	CLASS R2	LICQX	CLASS R6	LICVX
CLASS F	LICFX	CLASS R3	LICRX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus dated March 1, 2016, as revised, June 24, 2016, and current statement of additional information dated March 1, 2016, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.25%(3)	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.17%

Total Annual Fund Operating Expenses	1.29%(3)	2.04%	2.04%	1.14%	1.04%	1.49%	1.64%	1.54%	1.29%(3)	1.04%(3)	0.87%(3)

Fee Waiver and/or Expense Reimbursement(4)	(0.17)%	(0.17)%	(0.17)%	(0.27)%	(0.27)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.12%	1.87%(3)	1.87%(3)	0.87%	0.77%	1.32%(3)	1.47%(3)	1.37%(3)	1.12%	0.87%	0.70%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(4)

For the period from March 1, 2016 through February 28, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.87% for Classes A, B, C, P, R2, R3, R4, and R5 and to an annual rate of 0.77% for Classes F and I. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.70% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SUMMARY – INTERNATIONAL CORE EQUITY FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$683	$945	$1,227	$2,028	$683	$945	$1,227	$2,028

Class B Shares	$690	$923	$1,283	$2,162	$190	$623	$1,083	$2,162

Class C Shares	$290	$623	$1,083	$2,355	$190	$623	$1,083	$2,355

Class F Shares	$89	$335	$602	$1,362	$89	$335	$602	$1,362

Class I Shares	$79	$304	$548	$1,247	$79	$304	$548	$1,247

Class P Shares	$134	$454	$797	$1,765	$134	$454	$797	$1,765

Class R2 Shares	$150	$501	$876	$1,929	$150	$501	$876	$1,929

Class R3 Shares	$139	$470	$823	$1,820	$139	$470	$823	$1,820

Class R4 Shares	$114	$392	$691	$1,542	$114	$392	$691	$1,542

Class R5 Shares	$89	$314	$557	$1,256	$89	$314	$557	$1,256

Class R6 Shares	$72	$261	$466	$1,057	$72	$261	$466	$1,057

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests principally in a diversified portfolio of equity securities of large foreign companies that the portfolio managers believe are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. For purposes of the Fund’s investment policies, a large company is defined as a company included among the largest 80% of companies in terms of market capitalization at the time of investment in each country represented in the MSCI EAFE® Index. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of large companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar

SUMMARY – INTERNATIONAL CORE EQUITY FUND

legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•

Foreign companies whose securities may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund also may invest in supranational organizations. Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may invest up to 15% of its net assets in securities of foreign companies that are traded primarily on securities markets or exchanges located in emerging market countries.

•	Growth companies that the Fund’s portfolio management team believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

Consistent with its investment objective and policies, the Fund selectively may invest in derivatives. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you

SUMMARY – INTERNATIONAL CORE EQUITY FUND

paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and

SUMMARY – INTERNATIONAL CORE EQUITY FUND

political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: The Fund may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•

Large Company Risk: As compared to smaller companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

SUMMARY – INTERNATIONAL CORE EQUITY FUND

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility. Derivatives also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

SUMMARY – INTERNATIONAL CORE EQUITY FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +28.44%	Worst Quarter 3rd Q ’08 -20.59%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-8.33%	0.43%	1.58%	–

After Taxes on Distributions	-8.33%	0.34%	1.09%	–

After Taxes on Distributions and Sale of Fund Shares	-4.19%	0.63%	1.42%	–

Class B Shares	-8.23%	0.58%	1.64%	–

Class C Shares	-4.35%	0.99%	1.52%	–

Class F Shares	-2.44%	1.88%	–	-1.45%	9/28/2007

Class I Shares	-2.37%	2.00%	2.53%	–

Class P Shares	-2.92%	1.50%	2.06%	–

Class R2 Shares	-3.04%	1.36%	–	-1.79%	9/28/2007

Class R3 Shares	-2.90%	1.47%	–	-1.83%	9/28/2007

Index

MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	-0.39%	4.07%	3.50%	-0.25%	9/28/2007

MSCI EAFE® Index with Net Dividends (reflects no deduction for fees or expenses, but reflects deduction of withholding taxes)	-0.81%	3.60%	3.03%	-0.71%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Didier O. Rosenfeld, Director	2016

Frederick J. Ruvkun, Partner and Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from

SUMMARY – INTERNATIONAL CORE EQUITY FUND

another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums—Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two. Certain taxes on distributions may not apply to tax-exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Investment Company Act File Number: 811-07538

00169144 LAICF-7SUM (6/16)